UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20459

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
                                                Commission Only (as permitted by
                                                Rule  14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                              PAB BANKSHARES, INC.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):

     [X]   No  fee  required.
     [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
           0-11.
     (1)   Title of each class of securities to which transaction applies:

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     (2)   Aggregate number of securities to which transaction applies:

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     (3)   Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)   Proposed  maximum  aggregate  value  of  the  transaction:

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     [ ]   Fee paid previously with preliminary materials:

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     [ ]   Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)   Amount  previously  paid:

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
                              PAB BANKSHARES, INC.
                            3250 North Valdosta Road
                             Valdosta, Georgia 31602
                                 (229) 241-2775
                                 --------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To be held on May 27, 2003

                                 --------------


TO THE SHAREHOLDERS OF PAB BANKSHARES, INC.:

     The Annual Meeting of Shareholders (the "Annual Meeting") of PAB Bankshares, Inc. (the "Company") will be held at the Company's offices, 3250 North Valdosta Road, Valdosta, Georgia 31602 on Tuesday, May 27, 2003 at 10:00 a.m., local time, for the following purposes:

          1. To elect four members to the Board of Directors to serve three year terms expiring at the Annual Meeting of Shareholders in 2006 and to elect one member to the Board of Directors to serve a two year term expiring at the Annual Meeting of Shareholders in 2005;

          2. To approve the appointment of Mauldin & Jenkins, LLC as our independent auditors for the fiscal year 2003; and

          3. To consider such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

     The Board of Directors has set April 8, 2003 as the record date for the Annual Meeting. Only shareholders of record at the close of business on the record date will be entitled to notice of and to vote at the Annual Meeting.

                              By Order of the Board of Directors


                              /s/ James L. Dewar, Jr.
                              --------------------------------------
                              James L. Dewar, Jr.
                              Chairman of the Board


Valdosta, Georgia
April 18, 2003

YOUR PROXY IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE BY COMPLETING, SIGNING AND MAILING THE ENCLOSED PROXY CARD TO THE COMPANY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE. YOUR PROXY MAY BE REVOKED, IF YOU CHOOSE, AT ANY TIME PRIOR TO THE VOTE BEING TAKEN AT THE ANNUAL MEETING.

                              PAB BANKSHARES, INC.
                            3250 North Valdosta Road
                             Valdosta, Georgia 31602
                                 (229) 241-2775


                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                           To be held on May 27, 2003


                               GENERAL INFORMATION

     This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of PAB Bankshares, Inc. (the "Company") of Proxies from the shareholders of the Company for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Tuesday, May 27, 2003 at 10:00 a.m., local time, at the Company's offices, 3250 North Valdosta Road, Valdosta, Georgia 31602. The Company operates through its bank subsidiary, The Park Avenue Bank (the "Bank").

     The enclosed Proxy is for use at the Annual Meeting if a shareholder is unable to attend the Annual Meeting in person or wishes to have his or her shares voted by Proxy, even if he or she attends the Annual Meeting. The Proxy may be revoked by the person giving it at any time before its exercise, either by notice to the Secretary of the Company, by submitting a Proxy having a later date, or by such person appearing at the Annual Meeting and electing to vote in person. All shares represented by valid Proxies received pursuant to this solicitation and not revoked before their exercise will be voted in the manner specified therein. If a Proxy is signed and no specification is made, the shares represented by the Proxy will be voted in favor of each of the proposals described in this Proxy Statement and in accordance with the best judgment of the persons exercising the Proxy with respect to any other matters properly presented for action at the Annual Meeting.

     This Proxy Statement and the enclosed Proxy are being mailed to the Company's shareholders on or about April 18, 2003.

     The Board of Directors of the Company has set April 8, 2003 as the record date for the Annual Meeting. Only shareholders of record at the close of business on the record date will be entitled to notice of and to vote at the Annual Meeting. As of the record date, there were 9,430,413 shares of common stock of the Company issued and outstanding.

     A quorum for the transaction of business at the Annual Meeting consists of the holders of the majority of the outstanding shares of common stock of the Company entitled to vote at the Annual Meeting present in person or represented by Proxy. Abstentions will be treated as present for purposes of determining a quorum. Shares held by a broker as nominee (i.e., in "street name") that are represented by Proxies at the Annual Meeting, but that the broker fails to vote on one or more matters as a result of incomplete instructions from a beneficial owner of the shares ("broker non-votes"), will also be treated as present for quorum purposes. Each share of common stock of the Company is entitled to one vote on each matter to come before the Annual Meeting.

     In addition to this solicitation by mail, the officers and employees of the Company, without additional compensation, may solicit Proxies in favor of the proposals if deemed necessary, by personal contact, letter, telephone or other means of communication. Brokers, nominees and other custodians and fiduciaries will be requested to forward proxy solicitation material to the beneficial owners of the shares of common stock of the Company where appropriate, and the Company will reimburse them for their reasonable expenses incurred in connection with such transmittals. The costs of solicitation of Proxies for the Annual Meeting will be borne by the Company.

                                  PROPOSAL ONE:
                              ELECTION OF DIRECTORS

     The Company's Board of Directors has nominated four persons for election as directors at the Annual Meeting to hold office until the 2006 Annual Meeting of Shareholders. In addition, the Board of Directors has nominated one person for election as a director at the Annual Meeting to hold office until the 2005 Annual Meeting of Shareholders. Each person nominated shall hold office until the term of the class of directors for which he has been elected expires and until his successor is duly elected and qualified, or until his earlier death, resignation, incapacity to serve, or removal.

     The members of the Company's Board of Directors are elected by the shareholders. The directorships of the Company are divided into three classes, with the members of each class generally serving three year terms. The Company's Board of Directors presently consists of 12 members.

Vote Required
-------------

     If for any reason any nominee should become unable or unwilling to accept nomination or election, the persons voting the Proxies will vote for the election of another nominee designated by the Company's Board of Directors. Management of the Company has no reason to believe that any nominee will not serve, if elected. With regard to the election of directors, votes may be cast for, or votes may be withheld from, each nominee. The proposal to elect directors to serve as members of the Company's Board of Directors requires the affirmative vote of a plurality of the shares of common stock of the Company present in person or represented by proxy at the Annual Meeting. Votes that are withheld, abstentions, and broker non-votes will have no effect on the election of directors.

Nominations for Election and Information Regarding Directors
------------------------------------------------------------

     On October 22, 2002, the Board of Directors elected Michael H. Godwin to fill the vacancy left by James L. Dewar, Sr., when he retired from the Board of Directors on October 23, 2001. Georgia law provides that a director who is elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office. Mr. Dewar, Sr. was a member of the class of directors whose term expires in 2003. As a result, Mr. Godwin is among the directors who are nominated for election at this Annual Meeting. However, in order to comply with Georgia law requiring that classes of directors be apportioned so as to be as nearly equal in number as possible, the Board of Directors has nominated Mr. Godwin for election to the class of directors whose term expires in 2005.

     Set forth below is information about each nominee for election to a term as a director and each incumbent director whose term of office expires at the Annual Meetings of Shareholders in 2004 or 2005.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO
                  ELECT AS DIRECTORS THE NOMINEES NAMED BELOW.

NOMINEE DIRECTORS TERMS EXPIRING AT THE 2006 ANNUAL MEETING OF SHAREHOLDERS
---------------------------------------------------------------------------

JAMES L. DEWAR, JR.
Director since 1982
Age 60

     Mr. Dewar, Jr. has been Chairman of the Board of Directors of the Company and the Bank since March 25, 2003 and a member of the Company's Loan Committee since 2000. Mr. Dewar, Jr. was a member of the Company's Executive Committee from 1982 until it was dissolved by the Board of Directors in 2001. Mr. Dewar, Jr. has also been a director of the Bank since 1969. Mr. Dewar, Jr. has been the President of Dewar Properties, Inc. since 1982 and Dewar Realty, Inc. since 1978. He has been involved in real estate development, construction and management for the past 31 years.

================================================================================

MICHAEL E. RICKETSON
Director since 2001
Age 53

     Mr. Ricketson has been a member of the Company's Loan Committee since 2001 and a director of the Bank since September 26, 2001. Mr. Ricketson was elected President of the Company on July 1, 2001 and Chief Executive Officer of the Company and the Bank on January 1, 2002. He was Executive Vice President, Chief Financial Officer and Treasurer of the Company from February 1, 2000 to August 30, 2001. He was Chief Operating Officer of the Company from March 26, 2001 to January 1, 2002. Before joining the Company, Mr. Ricketson had been Chief Financial Officer of Premier Bancshares, Inc. from June 1997 until its acquisition by BB&T Corporation in January of 2000.

================================================================================

JOE P. SINGLETARY, JR.
Director since 1989
Age 65

     Mr. Singletary has been a member of the Company's Loan Committee since 1989 and was a member of its Compensation Committee from 1989 until it was dissolved by the Board of Directors in 2001. He was a director of the Bank from 1989 until 1999 and was reelected as a director in 2001. Mr. Singletary has been an executive officer and an owner of Sing Bros., Inc., a gasoline and wholesale/retail company, since 1974 and Tripo, Inc., a similar business, since 1987.

================================================================================

================================================================================
WALTER W. CARROLL, II
Director since 1989
Age 55

     Mr. Carroll has been Vice President of Business Development for the Bank since April 1, 2002 and a director of the Bank since 1989. Mr. Carroll was a member of the Company's Audit Committee from 1989 until April 1, 2002. As a result of his new position as an officer, Mr. Carroll resigned from the Audit Committee and was replaced by an individual who met the independence requirements of the American Stock Exchange. He was a member of the Company's Compensation Committee from 1989 until it was dissolved by the Board in 2001. Mr. Carroll worked as a commercial real estate agent from 1998 to 2002. He also served as an executive officer and an owner of Sunset Farm Foods, Inc. from 1971 to 1997.

================================================================================


NOMINEE DIRECTORS TERMS EXPIRING AT THE 2005 ANNUAL MEETING OF SHAREHOLDERS
---------------------------------------------------------------------------

MICHAEL H. GODWIN
Director since 2002
Age 44

     Mr. Godwin has been a member of the Company's Loan Committee since January 2003. Mr. Godwin was a director of the Bank from 2000 to 2001 and a member of the Valdosta Advisory Board of the Bank from 2001 to 2002. He has been the President and Chief Executive Officer of Ambling Companies, Inc., which develops, constructs, finances, and manages real estate communities, since 1996. Mr. Godwin is also a member of the Executive Committee of Ambling Companies, Inc. Mr. Godwin is a member of the Board of Directors for the National Housing & Rehabilitation Association and the National Multi-Housing Council. He is also a member of the Association of College and University Housing Officers-International, the National Home Builders Association, and the Georgia Affordable Housing Coalition.

================================================================================

INCUMBENT DIRECTORS TERMS EXPIRING AT THE 2005 ANNUAL MEETING
-------------------------------------------------------------

R. BRADFORD BURNETTE
Director since 1982
Age 63

     Mr. Burnette has been a director of the Bank from 1968 to 2000 and was reelected a director in 2001. Mr. Burnette was Chairman of the Board of Directors of the Company and the Bank from February 2000 to March 25, 2003. He was President and Chief Executive Officer of the Company from 1982 until 2001. Mr. Burnette was also the Chief Executive Officer of the Bank from 1990 to 1997, President from 1983 to 1990, and an Executive Vice President from 1968 to 1982. Mr. Burnette is also a director of Nexity Financial Corporation and the Federal Home Loan Bank of Atlanta.

================================================================================

================================================================================

KENNITH D. MCLEOD
Director since 1999
Age 56

          Mr. McLeod has been a member of the Company's Audit Committee since 2000 and was a member of its Executive Committee from 1999 until it was dissolved by the Board of Directors in 2001. He was elected a director of the Bank in 2001 and a director of Baxley Federal Bank in 1985 prior to its merger into the Bank on March 8, 2002. Mr. McLeod has been a self-employed certified public accountant in Hazlehurst, Georgia since 1975. Mr. McLeod is also the principal owner and Chief Executive Officer of Hazlehurst, Main Street, Inc. and Medallion Investment Group, LLC, both of which are involved in commercial and industrial real estate ownership and management.

================================================================================

PAUL E. PARKER
Director since 1998
Age 54

     Mr. Parker has been a member of the Company's Audit Committee since 1998 and was a member of its Compensation Committee from 1998 until it was dissolved by the Board of Directors in 2001. He has been a director of the Bank since 2001 and a director of Eagle Bank & Trust from its founding in 1990 until its merger into the Bank on January 11, 2002. Mr. Parker was Vice Chairman of the Board of Directors of Eagle Bank & Trust from 1990 to 1994 and from 1997 to the merger. Mr. Parker also was director and Vice Chairman of the Board of Directors of Eagle Bancorp, Inc. from 1990 to 1998, when it was acquired by the Company. Mr. Parker has been a director and the Vice President of Claxton Bakery, Inc., a family owned wholesale bakery, since 1970 and a director of The Claxton Bank since 1977 and a director of its holding company, Southern Bankshares, Inc., since 1998. Mr. Parker is also currently Vice President of ADMP Enterprises, Inc., a commercial real estate management company.

================================================================================

INCUMBENT DIRECTORS TERMS EXPIRING AT THE 2004 ANNUAL MEETING OF SHAREHOLDERS
-----------------------------------------------------------------------------

BILL J. JONES
Director since 1998
Age 74

     Mr. Jones has been Chairman of the Company's Audit Committee since 1999 and was a member of its Executive Committee from 1998 until 2000. In 2001, he was also elected director of the Bank. He was a director and Vice Chairman of First Community Bank of Southwest Georgia from 1998 until June 2001. Mr. Jones was Chairman of the Board of Directors of Investors Financial Corp. and Bainbridge National Bank from 1991 to 1998, when they were acquired by the Company. In 1987, Mr. Jones retired as President and Chief Executive Officer of Citizens & Southern National Bank, Decatur County, after 36 years in the banking business.

================================================================================

================================================================================

JAMES B. LANIER, JR.
Director since 1998
Age 56

     Mr. Lanier has been a member of the Company's Audit Committee since April 1, 2002 and was a member of its Executive Committee from 1998 until it was dissolved by the Board of Directors in 2001. He was elected a director of the Bank in 2001 and was a founding director of Eagle Bank & Trust, where he was Chairman of the Board of Directors from 1997 until its merger into the Bank on January 11, 2002. Since 1974, Mr. Lanier has been President and owner of Lanier Appraisals, Inc., a real estate appraisal firm, and Secretary-Treasurer and a partner in Lanier-Brookins, Inc., a forestry consulting firm.

================================================================================

F. FERRELL SCRUGGS, SR.
Director since 1989
Age 64

Mr. Scruggs has been Chairman of the Company's Loan Committee since 2002 and was a member of the Company's Executive Committee from 1989 until it was dissolved by the Board of Directors in 2001. He was a director of the Bank from 1989 until 1999 and was reelected a director in 2001. Mr. Scruggs is currently the Vice President and Secretary of Civiltec, Inc., a road construction company.
Mr. Scruggs was Chairman of the Board of Directors of the Scruggs Company, a construction business, from 1995 until 2002 and was President and Chief Operating Officer of the Scruggs Company for the 30 years before.

================================================================================

JOHN M. SIMMONS, III
Director since 1998
Age 64

     Mr. Simmons has been a member of the Company's Audit Committee since April 1, 2002. He was a member of the Company's Compensation Committee from 1998 until it was dissolved by the Board of Directors in 2001. He was elected a director of the Bank in 2001 and was a director of First Community Bank of Southwest Georgia from 1998 until its merger into the Bank on April 30, 2002. Mr. Simmons was a director of Investors Financial Corp. and Bainbridge National Bank from 1991 to 1998, when they were acquired by the Company. Mr. Simmons is also Chairman of the Board of Directors of Elberta Crate and Box Company and has been employed by Elberta Crate and Box Company since 1961.

================================================================================

     There are no family relationships between any of the directors or executive officers of the Company or its subsidiaries, except for the following:

- R. Bradford Burnette, a director of the Company, is the father-in-law of Jeff Hanson, the Bainbridge/Decatur County Market President of the Bank;

- Paul E. Parker, a director of the Company, is the brother of W. Dale Parker, a member of the Statesboro Advisory Board of the Bank;

- Joe P. Singletary, Jr., a director of the Company, is the father of Joe P. Singletary, III, a member of the Valdosta Advisory Board of the Bank; and

- F. Ferrell Scruggs, Sr., a director of the Company, is the father of F. Ferrell Scruggs, Jr., a member of the Valdosta Advisory Board of the Bank.


                                  PROPOSAL TWO:
                 APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS

Our Board of Directors, upon the recommendation of our Audit Committee, has appointed Mauldin & Jenkins, LLC ("Mauldin & Jenkins") as independent auditors for the fiscal year ending 2003. A proposal will be presented at the 2003 Annual Meeting to approve the appointment of Mauldin & Jenkins as our independent auditors for the fiscal year 2003. Approval of this appointment requires the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote. If shareholders fail to approve of the appointment of Mauldin & Jenkins, other independent auditors will be considered by the Board of Directors upon recommendation of the Audit Committee. We have been advised that a representative of Mauldin & Jenkins will be present at the Annual Meeting, be given an opportunity to speak, and be available to answer appropriate questions.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF APPOINTMENT OF
                              INDEPENDENT AUDITORS


                                  OTHER MATTERS

     At the time of the preparation of this Proxy Statement, the Company was not aware of any matters to be presented for action at the Annual Meeting other than the proposals referred to herein. If other matters are properly presented for action at the Annual Meeting, it is intended that the persons named as Proxies will vote or refrain from voting in accordance with their best judgment on such matters.


                MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

     The business and affairs of the Company are under the direction of the Company's Board of Directors, which held 13 meetings during 2002. During 2002, the Board of Directors had an Audit Committee and a Loan Committee. Each of our directors attended at least 75% of all meetings of the full Board and of the Committees on which they served. All directors have served continuously since their first election.

     Michael H. Godwin joined the Board on October 22, 2002. Mr. Godwin filled the vacancy remaining on the Board after James L. Dewar, Sr. retired on October 23, 2001. Thompson Kurrie, Jr., who had served as a director since 1989, resigned from the Board on January 28, 2003 to serve the Company and the Bank as outside legal counsel. On March 25, 2003, R. Bradford Burnette resigned as Chairman, and the Board of Directors elected James L. Dewar, Jr. to occupy this position.

     The Audit Committee had five meetings during the 2002 fiscal year and consisted of four members before April 1, 2002 and five members after April 1, 2002. James B. Lanier, Jr. and John M. Simmons, III joined the Audit Committee on April 1, 2002. They replaced Walter W. Carroll, II, who on that date was hired as Vice President of Business Development for the Bank and, as a result, no longer met the independence requirements of Section 121(A) of the American

Stock Exchange's listing standards. The Audit Committee reviews the scope and timing of the audit services of the Company's independent accountants and any other services such accountants are asked to perform. In addition, the Audit Committee reviews the independent accountants' report on the Company's financial statements and the Company's policies and procedures with respect to internal accounting and financial controls. The other three members of the Audit Committee during 2002 were Bill J. Jones, Kennith D. McLeod and Paul E. Parker.

     The Loan Committee consisted of six director members and one non-director member and had 32 meetings during the 2002 fiscal year. The Loan Committee reviews and approves all loan relationships over $2,000,000 and any loan relationships over $1,000,000 that have loan policy exceptions. The members of the Loan Committee in 2002 were R. Bradford Burnette, Walter W. Carroll, II, James L. Dewar, Jr., Michael E. Ricketson, F. Ferrell Scruggs, Sr., Joe P. Singletary, Jr., and non-director member M. Burke Welsh, Jr., Senior Executive Vice President of the Company. Michael H. Godwin joined the Loan Committee as the seventh director member in January 2003.

                               EXECUTIVE OFFICERS

     The executive officers of the Company have entered into employment agreements with the Company as described in the section "Employment Agreements." The following sets forth certain information with respect to the executive officers of the Company.

================================================================================

MICHAEL  E.  RICKETSON
President  and  Chief  Executive  Officer
Age  53

     Mr. Ricketson has been a director of the Company and a member of its Loan Committee since 2001. Mr. Ricketson has also been a director of the Bank since September 26, 2001. Mr. Ricketson was elected President of the Company on July 1, 2001 and Chief Executive Officer of the Company and the Bank on January 1, 2002. He was Executive Vice President, Chief Financial Officer and Treasurer of the Company from February 1, 2000 to August 30, 2001. He was also Chief Operating Officer of the Company from March 26, 2001 to January 1, 2002. Before joining the Company, Mr. Ricketson had been Chief Financial Officer of Premier Bancshares, Inc. from June 1997 until its acquisition by BB&T Corporation in January of 2000.

================================================================================

M.  BURKE  WELSH,  JR.
Senior  Executive  Vice  President  and  Chief  Banking  Officer
Age  56

     In March 2003, Mr. Welsh was elected Senior Executive Vice President and Chief Banking Officer of the Company. Mr. Welsh has also been the Valdosta Market President of the Bank since April 1, 2002. Mr. Welsh was Executive Vice President of the Company from August 30, 2001 to March 2003. Previously, Mr. Welsh was Chief Credit Officer of the Company and the Bank from August 30, 2001 to April 1, 2002 and Senior Vice President of the Bank from August 9, 2000 to August 30, 2001. Before joining the Company, Mr. Welsh was employed by Central & Southern Bank and its successor, Premier Bancshares, Inc., from 1992 until its acquisition by BB&T Corporation in January of 2000, where he last served as the Henry County Market Executive for BB&T Corporation until August 2000.

================================================================================

R.  WESLEY  FULLER
Executive  Vice  President  and  Director  of  Operations
Age  42

     Mr. Fuller was elected Executive Vice President and Director of Operations of the Company and the Bank on August 1, 2002. Previously, Mr. Fuller was Senior Vice President and Director of Operations from January 1, 2002, and Vice President of the Bank from October 8, 2001. Before joining the Company, Mr. Fuller was employed by Futurus Financial Services, Inc. and Futurus Bank, N.A. as Executive Vice President and Chief Financial Officer from 2000 to 2001 and by Premier Bancshares, Inc. as Executive Vice President of Operations from 1997 until 2000.

================================================================================

================================================================================

DONALD  J.  TORBERT,  JR.
Senior  Vice  President  and  Chief  Financial  Officer
Age  30

Mr. Torbert is a certified public accountant and was elected Senior Vice President, Chief Financial Officer, and Treasurer of the Company and the Bank on August 30, 2001. Previously, Mr. Torbert was Vice President and Controller of the Company from May 8, 2000 to August 30, 2001. Prior to joining the Company, Mr. Torbert was employed with Mauldin & Jenkins, LLC, an accounting firm, from 1994 to 2000, where he last served as Audit Manager for the firm.

================================================================================

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors, which during fiscal 2002 consisted entirely of directors who meet the independence requirements of
Section 121(A) of the of the American Stock Exchange's listing standards, has furnished the report set forth below. James B. Lanier, Jr. and John M. Simmons, III replaced Walter W. Carroll, II as members of the Audit Committee on April 1, 2002 when Mr. Carroll was hired as the Bank's Vice President of Business Development. As a result of his employment by the Company, Mr. Carroll no longer met the independence requirements of Section 121(A) of the American Stock Exchange's listing standards and, consequently, he resigned from the Audit Committee. The Board of Directors has adopted an Audit Committee Charter which was attached as an appendix to our proxy statement for the year 2001.

     Management is responsible for the Company's internal controls, financial reporting process, preparation of financial statements and compliance with laws and regulations and ethical business standards. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue an opinion as to the audited financial statements conformity to generally accepted accounting principles. The Committee's responsibility is to monitor and oversee these processes.

     Within this context, the Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     The Company's independent accountants also provided to the Committee the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent accountants that firm's independence.

     Based upon the Committee's discussions with management and the independent accountants and the Committee's review of the representation of management and the report of the independent accountants to the Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2002, filed with the Securities and Exchange Commission (the "SEC").

     The foregoing report has been furnished by the Audit Committee of the Board of Directors.

                                            Bill J. Jones, Chairman
                                            James B. Lanier, Jr.
                                            Kennith D. McLeod
                                            Paul E. Parker
                                            John M. Simmons, III

     The foregoing report of the Audit Committee shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the SEC under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates the report by reference in any such document.

Audit Fees
----------

     Mauldin & Jenkins audited the consolidated financial statements of the Company for the 2002 fiscal year. A representative of Mauldin & Jenkins will be present at the Annual Meeting with the opportunity to make a statement and will be available to respond to appropriate questions. The Board of Directors of the Company has selected Mauldin & Jenkins as independent accounting firm for the 2003 fiscal year and shareholders will be asked to approve the appointment of Mauldin & Jenkins as the Company's independent auditors at the 2003 Annual Meeting.

     The aggregate fees billed and to be billed by Mauldin & Jenkins for professional services rendered for the audit of the Company's annual financial statements for fiscal year 2002 and the reviews of the financial statements included in the Company's Forms 10-Q for such fiscal year were $94,500.

Financial Information Systems Design and Implementation Fees
------------------------------------------------------------

     There were no fees billed by Mauldin & Jenkins for professional services rendered for financial information systems design and implementation for fiscal year 2002.

All  Other  Fees
----------------

     The aggregate fees billed by Mauldin & Jenkins for professional services rendered other than as stated under the captions Audit Fees and Financial Information Systems Design and Implementation Fees above were $28,600. The Audit Committee considers the provision of these services to be compatible with maintaining the independence of Mauldin & Jenkins.

                             EXECUTIVE COMPENSATION

Report of the Board of Directors on Executive Compensation
----------------------------------------------------------

     In accordance with rules of the SEC, the Board of Directors of the Company is providing the following report regarding compensation policies for the Company's Chief Executive Officer and other executive officers with respect to compensation paid to such persons during the last fiscal year. As of June 26, 2001, the Board of Directors suspended the Compensation Committee's duties and undertook the committee's responsibilities directly. The full Board of Directors now makes all compensation decisions.

     It is the Board of Director's responsibility to establish the salary, bonus and other compensation of the Chief Executive Officer. When the Board of Directors considers matters relating to the compensation of the Chief Executive Officer, the Chief Executive Officer is excluded from the meeting. In formulating its policy and decisions, in fiscal year 2000, the Board of Directors engaged the services of Matthews, Young and Associates, Inc. ("Matthews, Young"), a management consulting firm. The Board of Directors has continued to rely on this report in formulating decisions for fiscal year 2002. The Board of Directors endeavors to provide a competitive compensation package that enables the Company to attract and retain key executives. Further, the Board of Directors strives to integrate its compensation programs with the Company's annual and long-term business strategies and objectives and focus executive actions on the fulfillment of those objectives.

     The Company's executive compensation program generally consists of base salary, annual incentive compensation and long-term equity incentives in the form of stock options. With respect to the base salary of the Company's executive officers, the Board of Directors utilizes a report prepared by Matthews, Young and selects a salary based on a combination of grade and salary level set forth in the report. Base salaries are not based on the performance of the Company, but are rather intended to be commensurate with salaries paid to similarly situated executive officers. With respect to the base salaries of the executive officers of the Bank, the Board of Directors employs a similar methodology.

     In order to align the interests of management more closely with the interests of the shareholders of the Company, the Board of Directors also employs performance based measures in the form of both short-term and long-term incentive compensation awards. The Board of Directors utilizes an annual incentive award in the form of a cash bonus for the Chief Executive Officer of the Company. The maximum amount of this bonus, as a percentage of base salary, is determined by reference to a selected grade in the Matthews, Young report. The actual amount of the bonus is calculated as a percentage of base salary, which percentage depends upon the attainment of certain financial goals set by the Board of Directors. The executive officers of the Bank, on the other hand, receive annual incentive bonuses which are based in part on the recommendation of the Company's Chief Executive Officer and are not tied to the performance of the Company, but rather to the return on assets, return on equity, growth of assets, and net income of the Bank.

     Finally, the Company has implemented a program of long-term incentives through the grant of stock options exercisable for shares of the Company's common stock. Stock options are awarded by the Company's Board of Directors after taking into account various factors, including the achievement of performance goals set by the Board of Directors and the need to retain individuals who will perform valuable services to the Company.

     As of January 1, 1999, the Company entered into an employment agreement with Michael E. Ricketson, who was then Chief Financial Officer of the Company but who assumed the position of Chief Executive Officer as of January 1, 2002. Mr. Ricketson's base salary in 2002 was $240,000. This salary was determined to be appropriate based on the Matthews, Young report and reflect the same combination of considerations described above. In February 2003, Mr. Ricketson was paid an incentive bonus for the fiscal year 2002 of $96,000. Mr. Ricketson was granted 23,000 options during 2002, none of which were exercisable as of December 31, 2002. On January 1, 2003, Mr. Ricketson executed a new employment agreement that is similar to his January 1, 1999 agreement, except for increases in compensation.

     The Board of Directors considered the salaries and bonuses of all of the executive officers of the Company and the Bank to be commensurate with those paid to similarly positioned executives in similar companies. Information on salaries for comparable executives is provided by Matthews, Young in the form of grades, annual base salary and incentive awards.

     The Board of Directors believes that its mix of market-based salaries, variable incentives for both long-term and short-term performance and the potential for equity ownership in the Company represents a balance that will motivate the management team to produce favorable returns. The Board of Directors further believes this program strikes an appropriate balance between the interests and needs of the Company in operating its business and appropriate rewards based on shareholder value.

     The foregoing report has been furnished by the Board of Directors.


     R. Bradford Burnette   Bill J. Jones         Michael E. Ricketson
     Walter W. Carroll, II  James B. Lanier, Jr.  F. Ferrell Scruggs, Sr.
     James L. Dewar, Jr.    Kennith D. McLeod     John M. Simmons, III
     Michael H. Godwin      Paul E. Parker        Joe P. Singletary, Jr.

Summary Compensation Table
--------------------------

     The following table sets forth a summary of compensation paid to or accrued on behalf of the chief executive officer and the other executive officers of the Company whose aggregate compensation exceeded $100,000 for services rendered during the 2002 fiscal year.

                                                                        Long Term
                                                                      Compensation
                                          Annual Compensation            Awards
                                 ------------------------------------  -----------
                                                                       Securities
Name and                                                Other Annual   Underlying     All Other
Principal               Fiscal                          Compensation     Options    Compensation
Position                 Year    Salary ($)  Bonus ($)     ($)(1)          (#)         ($)(2)
----------------------  -------  ----------  ---------  -------------  -----------  -------------

Michael E. Ricketson      2002      240,000     96,000         7,150        23,000      17,491(3)
President and CEO         2001      177,500        -0-         2,200        27,455        12,088
                          2000      140,000     22,400           -0-         2,000           -0-


M. Burke Welsh, Jr.       2002      161,250     65,000           -0-        16,000      12,722(4)
Senior Executive          2001      123,333     35,000           -0-        20,045         4,288
   Vice President and     2000       46,284      5,000           -0-           -0-           -0-
   Chief Banking
   Officer

R. Wesley Fuller          2002                  73,500           -0-        13,000       9,591(6)
Executive Vice          2001(5)      93,750     12,500           -0-         3,000           207
   President and                     18,750
   Director of
   Operations

Donald J. Torbert, Jr.    2002      100,100     30,000           -0-         6,000      10,969(7)
Senior Vice               2001       88,000      9,000           -0-        11,841         3,932
   President,             2000       56,513     11,066           -0-           -0-           -0-
   Chief Financial
   Officer, and
   Treasurer


---------------
(1) The reported amount consists of director's fees. Compensation does not include any perquisites and other personal benefits which may be derived from business-related expenditures that in the aggregate do not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for such person.
(2) The reported amount consists of the Company's or the Bank's contribution to a Profit Sharing Plan, a Section 401(k) Plan, and an Employee and Director Stock Purchase Program (an "SPP") and life insurance premiums paid by the Company for all executives named.
(3) The reported amount consists of a $7,000 contribution to a Profit Sharing Plan, an $8,250 contribution to a 401(k) Plan, a $1,000 contribution to an SPP Program, and $1,241 in life insurance premiums paid by the Company.
(4) The reported amount consists of a $6,869 contribution to a Profit Sharing Plan, a $3,612 contribution to a 401(k) Plan, a $1,000 contribution to an SPP Program, and $1,241 in life insurance premiums paid by the Company.
(5) The amounts reported for Mr. Fuller for 2001 reflect the period from October, when he joined the Company, to the end of the year.

(6) The reported amount consists of a $4,594 contribution to a Profit Sharing Plan, a $2,756 contribution to a 401(k) Plan, a $1,000 contribution to an SPP Program, and $1,241 in life insurance premiums paid by the Company.
(7) The reported amount consists of a $3,819 contribution to a Profit Sharing Plan, a $4,910 contribution to a 401(k) Plan, a $1,000 contribution to an SPP Program, and $1,241 in life insurance premiums by the Company.

Option  Grants  Table
---------------------

     The following table sets forth certain information regarding the grant of stock options during the 2002 fiscal year to the persons named in the Summary Compensation Table and the value of such options held by such persons at the end of the 2002 fiscal year.

                                      Option Grants in Last Fiscal Year


                                           Individual Grants
---------------------------------------------------------------------------------------------------

                         Number of    % of Total    Exercise
                        Securities     Options      Exercise
                        Underlying    Granted to    or Base
                          Options    Employees in    Price                          Grant Date
        Name            Granted(1)   Fiscal Year     $/Sh)     Expiration Date  Present Value($)(2)
----------------------  -----------  ------------  ----------  ---------------  -------------------

Michael E. Ricketson         23,000        15.467        7.70  August 2, 2012         84,180.00

M. Burke Welsh, Jr.          16,000        10.108        7.70  August 2, 2012         58,560.00

R. Wesley Fuller             13,000         8.742        7.70  August 2, 2012         47,580.00

Donald J. Torbert, Jr.        6,000         4.035        7.70  August 2, 2012         21,960.00

---------------
(1) Options granted to the optionees may be exercised in five annual installments beginning with the first anniversary following the date of grant.
(2) Based on the Black-Scholes option pricing model using the following assumptions:
          Risk-free interest rate          3.81%
          Expected life of the options     10 years
          Expected dividend yield          0
          Expected volatility              28.79%

Option  Exercise  and  Fiscal  Year-End  Option  Value  Table
-------------------------------------------------------------

     The following table sets forth certain information regarding the exercise of stock options during the 2002 fiscal year by the persons named in the Summary Compensation Table and the value of options held by such persons at the end of such fiscal year.

                                 Aggregated Option Exercises in Last Fiscal Year
                                         and Fiscal Year-End Option Values
                                                 Individual Grants



                                                                Number of Securities        Value of Unexercised
                            Shares                             Underlying Unexercised       In-the-Money Options
                           Acquired                            Options at FY-End (#)          at FY-End ($)(1)
Name                    on Exercise (#)  Value Realized ($)  Exercisable/Unexercisable   Exercisable/Unexercisable
----------------------  ---------------  ------------------  --------------------------  --------------------------

Michael E. Ricketson                -0-                 -0-                6,291/46,164                  -0-/23,000

M. Burke Welsh, Jr.                 -0-                 -0-                5,209/33,836                  -0-/16,000

R. Wesley Fuller                    -0-                 -0-                  600/15,400                  -0-/13,000

Donald J. Torbert, Jr.              -0-                 -0-                2,369/15,472                   -0-/6,000

---------------
(1) Market value of underlying securities at year end, $8.10, minus the option exercise price.

Director  Compensation
----------------------

     The directors of the Company are paid director's fees of $550 per meeting of the full Board of Directors and $300 per committee meeting.

Employment  Agreements
----------------------

     MICHAEL E. RICKETSON. As of February 1, 2000, the Company entered into an employment agreement with Michael E. Ricketson. As of January 1, 2002, Mr. Ricketson received an annual base salary of $240,000. The Company renewed its employment agreement with Mr. Ricketson on January 1, 2003. Under this agreement, Mr. Ricketson's base salary is subject to normal annual increases and bonuses as shall be determined by the Company's Board of Directors from time to time. In the event Mr. Ricketson's employment is terminated (i) by the Company other than for "cause" (such as a material breach of the employment agreement, gross negligence, or willful misconduct), (ii) by Mr. Ricketson for "good reason" (such as a material change in his status, office, title, or reporting requirements or a reduction in compensation), or (iii) due to the Company's breach of the employment agreement, Mr. Ricketson will be entitled to receive 300% of his base salary over a term of 36 months. If the agreement is terminated by Mr. Ricketson for any reason other than good reason, he will be entitled to receive 60% of his base salary over a term of 12 months.

     In the event of a change in control of the Company followed by a (i) reduction in Mr. Ricketson's compensation, (ii) material change in Mr. Ricketson's status, office, title, or reporting requirements, (iii) failure by the Company to increase Mr. Ricketson's salary in accordance with established procedure, or (iv) required relocation by Mr. Ricketson of more than 50 miles from the Company's main office, Mr. Ricketson will be entitled to receive severance benefits in a lump sum cash amount equal to 2 11/12 times his total annual compensation for the fiscal year in which his compensation was highest.

     Mr. Ricketson's employment agreement restricts Mr. Ricketson from, among other things, (i) disclosing confidential information, (ii) competing with the Company or the Bank within the state of Georgia for 12 months following termination, and (iii) employing any former employee of the Company or the Bank for 12 months following the employee's termination.

     M. BURKE WELSH, JR. As of January 1, 2003, the Bank entered into an employment agreement with M. Burke Welsh, Jr. Mr. Welsh was elected Senior Executive Vice President and Chief Banking Officer of the Company and the Bank. Under the employment agreement, Mr. Welsh's initial annual base salary is $163,750. The remainder of Mr. Welsh's agreement, other than the provisions relating to termination and the amount of severance compensation and the territorial restrictions on the employee after termination, is substantially similar to the Company's agreement with Mr. Ricketson described above.

     R. WESLEY FULLER. As of January 1, 2003, the Bank entered into an employment agreement with R. Wesley Fuller. Mr. Fuller was elected Executive Vice President and Director of Operations of the Company and the Bank. Under the employment agreement, Mr. Fuller's initial annual base salary is $120,000. The remainder of Mr. Fuller's agreement, other than the provisions relating to termination and the amount of severance compensation and the territorial restrictions on the employee after termination, is substantially similar to the Company's agreement with Mr. Ricketson described above.

     DONALD J. TORBERT, JR. As of January 1, 2003, the Bank entered into an employment agreement with Donald J. Torbert, Jr. Mr. Torbert was elected as Senior Vice President, Chief Financial Officer, and Treasurer of the Company and the Bank. Under the employment agreement, Mr. Torbert's initial annual base salary is $106,100. The remainder of Mr. Torbert's agreement, other than the provisions relating to termination and the amount of severance compensation and the territorial restrictions on the employee after termination, is substantially similar to the Company's agreement with Mr. Ricketson described above

Stock  Option  Plans
--------------------

     1994  Stock  Option  Plan
     -------------------------

     On April 18, 1994, the Company's shareholders approved the 1994 Employee Stock Option Plan (the "1994 Plan"), which provides for the grant of options to purchase shares of the Company's common stock to the employees of the Company. The 1994 Plan serves as an employee incentive and encourages the continued employment of key personnel by facilitating their purchase of an equity interest in the Company. The 1994 Plan is administered by the Board of Directors of the Company, which has the authority to select recipients, designate the number of shares to be covered by each option, and, subject to certain restrictions, specify the terms of the options. The 1994 Plan provides for the granting of both "incentive stock options" and "nonqualified stock options." The exercise price for each incentive stock option granted under the 1994 Plan shall in no event be less than 100% of the fair market value of the Company's common stock on the date of grant and no stock option shall be exercisable after the expiration of ten years from the date of grant. The 1994 Plan covers 400,000 shares of the Company's common stock, which may be authorized for issuance and delivery by the exercise of options granted thereunder. The Company granted options to acquire 98,000 shares under the 1994 Plan in fiscal year 2002. As of March 1, 2003, there were 367 shares of the Company's common stock remaining available for grants under the 1994 Plan.

     1999 Stock Option Plan
     ----------------------

     On April 26, 1999, the Company's shareholders approved the 1999 Stock Option Plan (the "1999 Plan"), which provides for the grant of options to purchase shares of the Company's common stock to the Company's and its affiliates' directors, employees, consultants and advisors. The purposes of the 1999 Plan are to maximize the long-term success of the Company, to ensure a balanced emphasis on both current and long-term performance, to enhance participants' identification with shareholders' interests, and to facilitate the attraction and retention of key individuals with outstanding abilities. The 1999 Plan is administered by the Board of Directors of the Company, which has the authority to select recipients, designate the number of shares to be covered by each option, and, subject to certain restrictions, specify the terms of the options. Like the 1994 Plan, the 1999 Plan provides for the granting of both "incentive stock options" and "nonqualified stock options." The exercise price for each incentive stock option granted under the 1999 Plan shall in no event be less than 100% of the fair market value of the Company's common stock on the date of grant and no stock option shall be exercisable after the expiration of ten years from the date of grant. The 1999 Plan covers 600,000 shares of common stock, which may be authorized for issuance and delivery by the exercise of options granted thereunder. The Company granted options to acquire an aggregate of 70,700 shares to 17 directors and employees under the 1999 Plan in fiscal year 2002. As of March 1, 2003, there were 182,944 shares of the Company's common stock remaining available for grants under the 1999 Plan.

     Employee and Director Stock Purchase Program
     --------------------------------------------

     Effective July 1, 2002, the Board of Directors adopted the Employee and Director Stock Purchase Program (the "SPP"). The Bank, serving as the SPP custodian, uses funds contributed from employees and directors, matched by the Company at a rate of 50%, to purchase shares of the Company's common stock.
Each employee of the Company or the Bank is eligible to participate in the SPP the first calendar month that follows 30 days of continuous employment. A director, including an advisory director, is eligible to participate in the SPP the first calendar month that follows the director's election or appointment as a director. Employees may contribute up to the lesser of $2,000 or 10% of their annual compensation and directors may contribute up to $2,000, per participant, per year. A participant may request a distribution of his or her entire account at any time. A participant's participation in the SPP terminates immediately upon termination of employment or director status. The SPP is administered by a committee appointed by the Board of Directors. The committee has the power to interpret the SPP and to establish, amend and revoke rules relating to the administration of the SPP. However, no amendment or termination may diminish a participant's right to the benefit of his or her own contributions and the employer matched contributions. The Company may amend or terminate the SPP or suspend employer match contributions at any time.

                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended ("Section 16(a)") requires the Company's officers and directors, and persons who own 10% or more of the registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and 10% or more shareholders are required by regulations of the SEC to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company during fiscal year 2002, all directors, officers and 10% shareholders complied with all Section 16(a) filing requirements.

                      SHAREHOLDER RETURN PERFORMANCE GRAPH


     The following graph compares the Company's yearly percentage change in cumulative, five-year shareholder return with the Nasdaq - Total US Market Index, the SNL Southeast Bank Index, and the PAB Bank Peer Index. The graph assumes that the value of the investment in the Company's common stock and in each index was $100 on December 31, 1997 and that all dividends were reinvested. The change in cumulative total return is measured by dividing (i) the sum of (a) the cumulative amount of dividends for the period, and (b) the change in share price between the beginning and the end of the period, by (ii) the share price at the beginning of the period.


                            TOTAL RETURN PERFORMANCE
                               [GRAPHIC OMITTED]


                                                   PERIOD ENDING
INDEX                        12/31/97  12/31/98  12/31/99  12/31/00  12/31/01  12/31/02
PAB Bankshares, Inc.           100.00    156.58    114.95     84.35     93.91     76.87
NASDAQ - Total US(1)           100.00    140.99    261.48    157.42    124.89     86.33
SNL Southeast Bank Index(2)    100.00    106.46     83.77     84.12    104.79    115.76
PAB Bank Peer Index(3)         100.00    105.25     92.47     87.64    102.83    132.92


(1) Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago 2003. Used with permission. All rights reserved. crsp.com.

(2) The SNL Southeast Bank Index is a compilation of the total shareholder return of all bank holding companies headquartered in the Southeastern United States.

(3) PAB Bank Peer Index consists of 23 independent community banks located in Alabama, Florida, Georgia, North Carolina, South Carolina, Tennessee, Virginia, and West Virginia, which the Company considers to be its peers. The component companies within this index remain unchanged from last year when the index was referred to as the "Independent Bank Index".

                             PRINCIPAL SHAREHOLDERS

     The following table sets forth certain information regarding the shares of the Company's common stock owned as of February 28, 2003, (i) by each person who beneficially owned more than 5% of the shares of the Company's common stock,
(ii) by each of the Company's directors and executive officers named in the Summary Compensation Table, and (iii) by all of the Company's directors and executive officers as a group.

                                                               Number of     Percentage
Name of Beneficial Owner(1)                                      Shares     Ownership(2)
------------------------------------------------------------  ------------  ------------
R. Bradford Burnette                                            268,416(3)          2.71

Walter W. Carroll, II                                            88,208(4)             *

Dewar Family, L.P.                                            1,117,026(5)         11.28
P. O. Box 2985
Valdosta, Georgia 31604

James L. Dewar, Jr.                                           1,468,987(6)         14.84

James L. Dewar, Sr.                                           1,118,926(7)         11.30

R. Wesley Fuller                                                  5,399(8)             *

Michael H. Godwin                                                       0              *

Bill J. Jones                                                   159,386(9)          1.61

Thompson Kurrie, Jr.                                            35,279(10)             *

James B. Lanier, Jr.                                            19,806(11)             *

Kennith D. McLeod                                               69,514(12)             *

Paul E. Parker                                                  31,753(13)             *

Michael E. Ricketson                                            30,169(14)             *

F. Ferrell Scruggs, Sr.                                         87,494(15)             *

John M. Simmons, III                                            99,570(16)          1.01

Joe P. Singletary, Jr.                                         119,559(17)          1.21

Donald J. Torbert, Jr.                                           4,633(18)             *

M. Burke Welsh, Jr.                                              6,403(19)             *

All directors and executive officers                          2,494,576            25.20
as a group (16 persons)

---------------
* Less  than  1%.

(1) Under the rules of the SEC, a person is deemed to be a beneficial owner of a security if he or she has or shares the power to vote or to direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities owned by such person's spouse, children or relatives living in the same household. Accordingly, more than one person may be deemed to be a beneficial owner of the same securities. A person is also deemed to be a beneficial owner of any securities that such person has the right to acquire beneficial ownership of within 60 days. For purposes of this table, we have not required that an option have an exercise price lower than the price of our common stock as of February 28, 2003 ($9.10) in order to qualify as a right to acquire the underlying stock into which it converts. Unless otherwise indicated, the persons named in the above table have sole voting and investment power with respect to all shares shown as beneficially owned by them. The information as to beneficial ownership has been provided by the respective persons listed in the above table.
(2) Based on 9,900,089 shares outstanding as of February 28, 2003. Shares underlying outstanding stock options or warrants which are exercisable within 60 days of such date are deemed to be outstanding for purposes of calculating the percentage owned by such holder.
(3) Includes 5,762 shares held by Mr. Burnette's wife and 5,823 shares held for Mr. Burnette's minor grandchildren by Mr. Burnette's wife as custodian. Mr. Burnette disclaims beneficial ownership of those shares held by his wife. Also includes 87,000 options exercisable within 60 days and 100,000 shares owned by a family limited partnership.
(4) Includes 1,148 shares held by Mr. Carroll's wife, of which shares Mr. Carroll disclaims beneficial ownership. Also includes 12,400 options exercisable within 60 days.
(5) The Dewar Family, L.P. is a limited partnership with Mr. Dewar, Sr., its limited partner, and Mr. Dewar, Jr., its general partner. The mailing address of the Dewar Family, L.P. is P. O. Box 2985, Valdosta, Georgia 31604.
(6) Includes 1,117,026 shares owned by the Dewar Family, L.P. Mr. Dewar, Jr. is a general partner of the Dewar Family, L.P. and possesses shared investment power as to all of the shares, the sole power to vote 563,354 of the shares, and shared power to vote 553,672 of the shares owned the limited partnership. Also includes 12,400 options exercisable within 60 days and 2,858 shares held by Mr. Dewar, Jr.'s wife. Includes 1,000 shares held by Mr. Dewar, Jr.'s mother and 900 shares held by Mr. Dewar, Jr's father, Mr. Dewar, Sr., for which Mr. Dewar, Jr. possesses a power of attorney to vote and dispose of the shares. Mr. Dewar, Jr. disclaims beneficial ownership of the shares held by his wife, his mother, and his father. Mr. Dewar, Jr.'s mailing address is P. O. Box 2985, Valdosta, Georgia 31604.
(7) Includes 1,117,026 shares owned by the Dewar Family, L.P., a family trust. Mr. Dewar, Sr. is a limited partner of the Dewar Family, L.P. and possesses shared investment power as to all shares owned by the limited partnership and shared power to vote 553,672 of the shares owned by the limited partnership. Includes 1,000 shares owned by his wife, of which he disclaims beneficial ownership. The mailing address of Mr. Dewar, Sr. is P. O. Box 2985, Valdosta, Georgia 31604.
(8)  Includes 600 options exercisable within 60 days.
(9) Includes 66,334 shares held by Mr. Jones' minor grandchildren, over which shares Mr. Jones has custodial power. Also includes 6,400 options exercisable within 60 days.
(10) Includes 12,400 options exercisable within 60 days.
(11) Includes 4,400 options exercisable within 60 days.
(12) Includes 13,334 shares held by Mr. McLeod's wife of which shares Mr. McLeod disclaims beneficial ownership. Also includes 2,400 options exercisable within 60 days.
(13) Includes 4,400 options exercisable within 60 days.
(14) Includes 8,091 options exercisable within 60 days.
(15) Includes 16,117 shares held by Mr. Scruggs' wife, of which shares Mr. Scruggs disclaims beneficial ownership. Also includes 12,400 options exercisable within 60 days.
(16) Includes 61,133 shares held by Mr. Simmons' wife, of which shares Mr. Simmons disclaims beneficial ownership. Also includes 6,400 options exercisable within 60 days.
(17) Includes 16,141 shares held by Mr. Singletary's wife, of which shares Mr. Singletary disclaims beneficial ownership. Includes 7,268 shares owned by Sing Bros., Inc., of which Mr. Singletary is the President, and 2,928 shares owned by Tripo, Inc., of which Mr. Singletary is also the President. Also includes 12,400 options exercisable within 60 days .
(18) Includes 2,369 options exercisable within 60 days.
(19) Includes 5,209 options exercisable within 60 days.

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                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Certain of the officers, directors and shareholders of the Company named in this Proxy Statement and the Bank, and affiliates of such persons, have from time to time engaged in banking transactions with the Bank. Such persons are expected to continue these transactions in the future. Any loans or other extensions of credit made by the Bank to such individuals were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated third parties and did not involve more than the normal risk of collectibility or present other unfavorable features. At December 31, 2002, loans to officers, directors, and shareholders of the Company named in this Proxy Statement and the Bank amounted to an aggregate of $9,205,942.

     Thomson Kurrie, Jr., a director of the Company and the Bank until January 28, 2003, is a partner in the law firm of Coleman, Talley, Newbern, Kurrie, Preston & Holland, which is engaged by the Company to provide legal services.

               SHAREHOLDER PROPOSALS FOR INCLUSION IN NEXT YEAR'S
                                 PROXY STATEMENT

     Proposals of shareholders intended to be presented at the Company's 2004 Annual Meeting of Shareholders must be received at the Company's principal executive offices by December 20, 2003 in order to be eligible for inclusion in the Company's proxy statement and form of proxy for that meeting.

                  OTHER SHAREHOLDER PROPOSALS FOR PRESENTATION
                          AT NEXT YEAR'S ANNUAL MEETING

     For any proposal that is not submitted for inclusion in next year's proxy statement, but is instead sought to be presented directly at the 2004 Annual Meeting of Shareholders, management will be able to vote proxies in its discretion if the Company: (i) receives notice of the proposal before the close of business on March 4, 2004, and advises shareholders in the 2004 Proxy Statement about the nature of the matter and how management intends to vote on such matter; or (ii) does not receive notice of the proposal prior to the close of business on March 4, 2004. Notices of intention to present proposals at the 2004 Annual Meeting of Shareholders should be addressed to Denise McKenzie, Secretary, PAB Bankshares, Inc., P.O. Box 3460, Valdosta, Georgia 31604-3460.

                                 ANNUAL REPORTS

     Copies of the Company's 2002 Annual Report to Shareholders and Annual Report on Form 10-K, which includes the Company's financial statements for the year ended December 31, 2002, are being mailed to all shareholders together with this Proxy Statement.

                              PAB BANKSHARES, INC.
                  PROXY FOR 2003 ANNUAL MEETING OF SHAREHOLDERS

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PAB BANKSHARES,
                                      INC.

     The undersigned shareholder hereby appoints Donald J. Torbert, Jr. and M. Burke Welsh, Jr. and each or either one of them with full power of substitution, as Proxies to represent and to vote, as designated below, all of the shares of common stock of PAB Bankshares, Inc. (the "Company") held of record by the undersigned on April 8, 2003, at the Annual Meeting of Shareholders (the "2003 Annual Meeting") to be held at the Company's offices, 3250 North Valdosta Road, Valdosta, Georgia, 31602, on Tuesday, May 27, 2003, at 10:00 a.m., local time, or any adjournment or postponement thereof.

     THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS YOU VOTE "FOR" THE FOLLOWING PROPOSALS:

1. The proposal to reelect the following individuals (the "Nominees") to serve as members of the Company's Board of Directors until the time specified and until their successors are duly elected and qualified: James L. Dewar, Jr., Michael E. Ricketson, Joe P. Singletary, Jr., and Walter W. Carroll II to serve as members of the Company's Board of Directors until the 2006 Annual Meeting of Shareholders of the Company and Michael H. Godwin to serve as a member of the Company's Board of Directors until the 2005 Annual Meeting of Shareholders of the Company.

     Nominees:  James L. Dewar, Jr.; Michael E. Ricketson; Joe P. Singletary,
                Jr.; Walter W. Carroll, II; and Michael H. Godwin.

     [ ]  FOR all Nominees listed above       [ ]  Withhold authority to vote
          (except as marked to the                 for all Nominees listed above
          contrary below)

     Instructions: To withhold authority to vote for any individual Nominee, write that Nominee's name in the following space provided:

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

2. The proposal to approve Mauldin & Jenkins, LLC as the independent auditors for the fiscal year 2003.

         [ ]   FOR            [ ]   AGAINST          [ ]   ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such of the matters as may properly come before the 2003 Annual Meeting or any adjournment or postponement thereof.

     This Proxy revokes all prior proxies with respect to the 2003 Annual Meeting and may be revoked prior to its exercise. No proposal is conditioned on or related to any other proposal.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED IN PROPOSAL 1, FOR THE APPROVAL OF AUDITORS NAMED IN PROPOSAL 2 AND IN THE DISCRETION OF THE PROXIES ON ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE FIRST MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.


DATED:
      ------------------------         -----------------------------------------
                                       Signature

PLEASE MARK, SIGN, DATE AND RETURN
THIS PROXY PROMPTLY USING THE
ENCLOSED ENVELOPE

                                       -----------------------------------------
                                       Signature (if held jointly)

                                       NOTE: If stock is held in the name of two or more persons, all must sign. When signing as attorney, trustee, administrator, executor or guardian, please give your full title as such. If a corporation, please sign in full corporate name by president or other authorized officer.


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